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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 22, 1997


                      Banc One Auto Grantor Trust 1997 - A
                   ----------------------------------------
                    (Issuer with report to the Certificates)

                              Bank One, Texas, N.A.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  United States
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                  (State or other jurisdiction of organization)



         333-25951                                         75-2270994
   -------------------                                 -------------------
 (Commission File Number)                           (Registrant IRS Employer
                                                     Identification Number)


          c/o Bank One, Texas, N.A., as Servicer, 150 East Campus View,
                     Attn: John Jaeger, Columbus, Ohio 43235
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (614) 248-3718



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Item 5.  Other Events

        On September 22, 1997, Banc One Auto Grantor Trust 1997-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.27% Asset Backed Certificates and Class B 6.40% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

        This Current Report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from August 20, 1997 through September 19, 1997 and for the Collection Period from August 1, 1997 through August 31, 1997.

Item 7.  Exhibits

        See page 4 for Exhibit Index

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EXHIBIT INDEX


Exhibit  Description                                                    Page
-------  -----------                                                    ----


99.1     Monthly Statement and Additional Information...................5-13



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BANC ONE AUTO GRANTOR TRUST 1997-A

                                By: Bank One, Texas, N.A., as Servicer on ... behalf of the Trust


Date:    September 16, 1997     By     /s/John Jaeger
                                       --------------
                                Name:  John Jaeger
                                Title: Assistant Vice President
                                       ------------------------





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                             Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated May 31, 1997)



                           Banc One Auto Trust 1997-A



           Interest Period August 20, 1997 through September 19, 1997

            Collection Period August 1, 1997 through August 31, 1997




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.

Date:                      September 16, 1997
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Signed by:                 /s/ John Jaeger
                           ---------------
                           John Jaeger
                           Assistant Vice President
                           Bank One, Texas, N.A.